February 13, 2008

WINTERGREEN FUND, INC.

Supplement to Prospectus and Statement of Additional Information
Dated May 1, 2007

The Board of Directors of Wintergreen Fund, Inc. (the “Fund”) has approved new Fund Administration, Fund Accounting, and Transfer Agent arrangements for the Fund.  The following changes to the disclosure in the Fund’s prospectus and statement of additional information reflect the new arrangements.  The changes set forth below with respect to the Fund’s new arrangements will be effective February 19, 2008.

The following disclosure will replace the disclosure in the prospectus on Page 25, in the first paragraph under “Opening an Account.”

Opening an Account You may purchase shares by check, ACH, or wire.  All checks must be made payable in U.S. dollars drawn on U.S. financial institutions and should be made payable to “Wintergreen Fund, Inc.” The Fund will not accept any payment in cash or money orders.  The Fund also will not accept cashier’s checks in amounts of less than $10,000, nor will the Fund accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

The following disclosure will replace the disclosure table in the prospectus on Page 32 under “How to Invest in the Fund.”

Opening an Account By Mail • Complete the application • Make check payable to “Wintergreen Fund, Inc.” • Mail application and check to: Wintergreen Fund, Inc. P. O. Box 701 Milwaukee, WI 53201-0701
Adding to an Account
By Mail
• Make check payable
to “Wintergreen Fund, Inc.”
Be sure to include your account number on the check.
• Fill out investment slip.
• Mail check with investment slip to the address on the left.

By Wire
• Mail your application to the above
address, then call (888) GOTOGREEN (888-468-6473) to obtain an account number.
• Wire funds using the instructions at
the right.
• Include your Account Number

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U. S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Wire funds to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit:
Wintergreen Fund, Inc
Your name and account number

By Automatic Investment Plan
(AIP)
• Mail your application with an authorized form to the address above, along with a check for your initial investment payable to “Wintergreen Fund, Inc.”
• Call (888) GOTOGREEN (888-468-6473) to obtain a form.

By Automatic Investment Plan (AIP) Shares are purchased on a predetermined schedule, on dates established when the account is opened.
By Electronic Funds Transfer (ACH)
• Mail your application and a voided check or savings deposit slip to the above address, then call (888) GOTOGREEN (888-468-6473) to obtain an account number.
• Telephone orders will be accepted via electronic funds transfer (ACH) from your designated account when your Wintergreen Fund account has been open for at least 15 days.

By Electronic Funds Transfer (ACH) If you call (888) GOTOGREEN (888-468-6473) prior to 4 p.m. Eastern time to place your order, shares will be purchased at that day’s NAV.
By Internet
www.wintergreenfund.com
• Access our website
• Select Online Application
• Complete the application online
• Accept the terms of the online application
• Your purchase proceeds will be electronically debited from the financial institution account provided while completing the online application.

By Internet
www.wintergreenfund.com
• Access our website
• Select Your Account
• Provide the following information:
• Your user ID
• Your password
• Select Transaction/Purchase menu option
• Follow the instructions provided
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

Through a Financial Professional Contact your financial professional.	Through a Financial Professional Contact your financial professional.

The following disclosure will replace the disclosure in the prospectus on Page 33, in the fifth paragraph under “Investor Services.”

WINTERGREEN FUND, INC. INVESTOR SERVICES
Wintergreen Fund, Inc.
P. O. Box 701
Milwaukee, WI 53201-0710

Overnight Delivery
Wintergreen Fund, Inc.
615 East Michigan Street, 3rd floor
Milwaukee, WI 53202

Call toll-free from anywhere in the United States: (888) GOTOGREEN (888-468-6473) (Monday through Friday 8:00 A.M. To 8:00 P.M., Eastern Time). Once a telephone transaction has been placed, it cannot be canceled or modified.

Online Visit us online 24 hours a day, 7 days a week, at www.wintergreenfund.com
• For the most complete source of Fund news
• For Fund, account, and service information
• For most account transactions
• For literature requests

Automatic Investment Plan This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares.  To sign up, complete the appropriate section of your account application, attach a voided check or savings deposit slip, and mail it to the Fund’s transfer agent at Wintergreen Fund, Inc., P.O. Box 701, Milwaukee, WI 53201-0701.  If you are opening a new account, please include the minimum initial investment (please see page 24) with your application.

Distribution Options  If you elect to receive distributions and/or capital gains in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

The following disclosure will replace the disclosure in the prospectus on Page 36 under “Selling Your Shares”.
By Phone:

• When completing your account application, be sure to authorize telephone redemptions.  You may redeem up to $10,000 per day by calling (888) GOTOGREEN (888-468-6473). Shares held by retirement plans may not be redeemed by telephone.  You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account.  Proceeds of $5,000 or more may be wired and are subject to a $15 fee paid by the investor.  You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.

By Mail:

• Send a letter of instruction including the account number, the dollar value or number of shares, and any necessary signature guarantees to:  Wintergreen Fund, Inc, P.O. Box 701, Milwaukee, WI 53201-0701.

By Wire:
• When completing your account application, be sure to authorize telephone redemptions and Federal Funds Wire Redemptions. Proceeds of $5,000 or more may be wired to your pre-designated bank account. Please be advised, there may be a fee associated with wire redemptions.

By Systematic Withdrawal Plan:
• For further information on a systematic withdrawal plan, please call (888) GOTOGREEN (888-468-6473).

Through a Financial Professional:
• Contact your financial professional.

Signature Guarantees  A signature guarantee of each owner must be provided:

•	For all written requests to redeem shares in excess of $100,000;
•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address, or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 30 days;

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Involuntary Redemption If your account falls below the stated investment minimums or if the Fund is unable to verify your identity, the Fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 30 days prior to an involuntary redemption if the balance in your account falls below the stated investment minimums. If your account is redeemed, the proceeds will be sent to the address of record.

In-Kind Redemptions Although the Fund expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind. This is done to protect the interests of the Fund‘s remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

Lost Accounts The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, on two consecutive occasions.  In most cases, if mail is returned as undeliverable we will take certain steps to try to find you free of charge.  Interest or income earned on redemption or distribution checks sent to you during the time the checks remain uncashed will be retained by the Fund.

The following disclosure will replace the disclosure in the prospectus on Page 42 under “Questions”

If you have any questions about the Fund or your account, you can write to us at Wintergreen Fund, Inc., P.O. Box 701, Milwaukee, WI 53201-0701. You can also call us toll-free from anywhere in the United States: (888) GOTOGREEN (888-468-6473) (Monday through Friday 8:00 A.M. To 8:00 P.M., Eastern Time) or visit us online 24 hours a day, 7 days a week, at www.wintergreenfund.com. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

WINTERGREEN FUND INC.
(the “Fund”)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

The following disclosure will replace the disclosure in the SAI on Page 31, in the second paragraph under “Conflicts.”

Shareholders may view the complete Policies online at www.wintergreenfund.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Fund toll-free at (888) GOTOGREEN (888-468-6473) or by sending a written request to: Wintergreen Fund, Inc. at P.O. Box 701, Milwaukee, WI 53201-0701. Copies of the Fund’s proxy voting records reflecting the most recent twelve-month period ended June 30 will be available online at www.wintergreenfund.com and posted on the SEC website at www.sec.gov.

The following disclosure will replace the disclosure in the SAI on Page 35  under “Administration, Fund Accounting, and Transfer Agency Services Agreement”.

Administration:

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement among the Fund, the Adviser (with respect to the compensation section only), and USBFS.  USBFS provides the following services under the Fund Administration Servicing Agreement.  USBFS (i) facilitates general Fund management; (ii) monitors Fund compliance with federal and state regulations; (iii) supervises the maintenance of the Fund’s general ledger and prepares the Fund’s monthly financial statements; and (iv) prepares other specified financial and tax reports and information.

Effective February 19, 2008, under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of 0.03% on the first $700 million and 0.02% on the balance above $700 million.  Fees are billed to the Fund on a monthly basis.

Fund Accountant and Transfer Agent:

USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement among the Fund, the Adviser (with respect to the compensation section only), and USBFS.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services, and compliance control services.  USBFS will receive a fund accounting fee which will be billed on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to:  (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee which will be billed on a monthly basis.

The following disclosure will replace the disclosure in the SAI on Page 41, in the third paragraph under “BUYING AND SELLING SHARES”.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $25 charge against your account for each returned item.

The following disclosure will replace the disclosure in the SAI on Page 42, in the last paragraph under “Systematic Withdrawal Plan”.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least five business days before a scheduled payment.

The following disclosure will replace the disclosure in the SAI on Page 43, in the second paragraph under “General Information”.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Wintergreen Advisers or entered into a selling agreement and/or servicing agreement with Wintergreen Advisers or USBFS, in its capacity as the Fund’s transfer agent. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (“NYSE”) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Wintergreen Advisers, LLC and/or USBFS, in its capacity as the Fund’s transfer agent, may incur.

Please retain this Supplement with your Prospectus and SAI for reference.

The date of this Supplement is February 13, 2008.